---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------

                                 ANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]


                                  Massachusetts
                                    Tax-Free
                                  Income Fund

                                AUGUST 31, 1999


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                      ------------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                           PricewaterhouseCoopers llp
                               160 Federal Street
                          Boston, Massachusetts 02110
                  -------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]
--------------------------------------------------------------------------------

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                 By Dianne Sales, CFA, Barry H. Evans, CFA, and
                  Frank A. Lucibella, CFA, Portfolio Managers

                                  John Hancock
                             Massachusetts Tax-Free
                                   Income Fund

           Municipal bonds come under pressure as interest rates rise
           ----------------------------------------------------------

Continued strength in the U.S. economy led to growing inflationary fears and rising interest rates, which muted municipal bond returns over the last 12 months. While significant price rises have yet to appear, the fear of inflation has engineered a turnaround in interest rates since last August. Although the period began amid a favorable interest-rate environment, late 1998 signaled a change in both investor sentiment and the bond market's direction. Three interest-rate cuts by the Federal Reserve last fall appeared to have worked as intended: U.S. economic growth re-bounded, while much of Asia and Latin America started to show signs of life. But then, better-than-expected global economic growth, combined with occasional spikes in commodity prices and a tight labor market, fanned fears that inflation was on the rise. Nervous investors pushed bond yields higher and bond prices lower in response. To help choke off inflation and calm the bond markets, the Fed reversed course by raising short-term interest rates in June and again in August.

Performance recap

For the 12 months ended August 31, 1999, John Hancock Massachusetts Tax-Free Income Fund's

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Massachusetts Tax-Free Income Fund. Caption below reads "Fund management team members (l-r): "Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]
--------------------------------------------------------------------------------

"...the fear of inflation has engineered a turnaround in interest rates since last August."

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


"Bonds that offered high amounts of current income... held up relatively well..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into nine sections (from top to left): Housing 6%, Electric 7%, Water & Sewer 8%, Other 8%, General Obligation 10%, Transportation 11%, Industrial Development 11%, Education 18% and Health 21%. A note below the chart reads "As a percentage of net assets on August 31, 1999."]
--------------------------------------------------------------------------------

Class A and Class B shares returned -0.96% and 1.66%, respectively, at net asset value. By comparison, the average Massachusetts municipal bond fund returned -1.53%, according to Lipper, Inc.1 Class C shares, which were introduced on April 1, 1999, returned -3.23% from inception through August 31, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

         Bonds that offered high amounts of current income - and were therefore somewhat cushioned from price declines as rates rose - held up relatively well, and our focus on them helped the Fund's performance. In contrast, one sector that underperformed was health care. Recent reductions in Medicare and Medicaid

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is High-coupon bonds followed by an up arrow with the phrase "Income cushioned price declines as rates rose." The second listing is Non-callable bonds followed by a sideways arrow with the phrase "Lukewarm demand in rising rate environment." The third listing is Hospital bonds followed by a down arrow with the phrase "Margins pressured by government cutbacks." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

reimbursements, along with rising labor costs, have reduced operating margins, casting a pall over the entire health-care sector.

Managing interest-rate  sensitivity

The Fund was also well served by our opportune shifts in duration throughout the year. Duration measures a bond's sensitivity to interest-rate changes. The longer the duration, the more a bond's price rises when rates fall and falls when rates rise. From September through December 1998, we maintained a somewhat longer duration posture, which provided gains as interest rates fell. When interest rates began to rise in early 1999, we recognized that a change in strategy was warranted and began to trim back duration gradually. During most of the spring and summer, we maintained a more defensive posture, keeping the Fund's duration neutral to slightly shorter-than- average based on our view that interest rates were headed higher.

Market shift presents opportunities

As always, when interest rates rise the market presents ripe opportunities. Recent months have facilitated our weeding out holdings with lower yields or unattractive structures and replacing them with comparably rated, but higher-yielding, securities, and occasionally upgrading credit without sacrificing yield.

         We have also continued to focus attention on call protection, adding bonds with attractive call structures. Call protection guards against a bond being redeemed by its issuer for a certain period of time. While good call protection is especially important when interest rates are falling, it is often overlooked when rates rise because investors focus more on yield. In a rising interest-rate environment, call protection can often be

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 1999." The chart is scaled in increments of .5% with -3.5% at the bottom and 0% at the top. The first bar represents the -0.96% total return for John Hancock Massachusetts Tax-Free Income Fund Class A. The second bar represents the -1.66% total return for John Hancock Massachusetts Tax-Free Income Fund Class B. The third bar represents the -3.23%* total return for John Hancock Massachusetts Tax-Free Income Fund Class C. The fourth bar represents the -1.53% total return for Average Massachusetts municipal bond fund. A note below the chart reads "Total returns for John Hancock Massachusetts Tax-Free Income Fund are at net asset value with all distributions reinvested. The average Massachusetts municipal bond fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. * From inception April 1, 1999 through August 31, 1999."]
--------------------------------------------------------------------------------

purchased inexpensively - adding real value to the Fund's structure.

Massachusetts strong

The Massachusetts economy continues to be quite strong and stable, characterized by tight labor markets, rising real estate values and state tax collections in excess of projections. That said, we are keeping a close eye on developments in the health-care industry, since it is a significant contributor to the state's economy. We expect continued cost cutting in the health-care sector in response to cutbacks in federal reimbursements.

Bigger picture

The macro environment is somewhat murky. Although the Fed raised interest rates to rein in the U.S. economy, the intended slowdown hasn't yet materialized. Our view is that inflationary risks have indeed increased, as demonstrated by rising commodity prices and tight labor markets. However, in a more global environment, these pressures have not been able to bloom, due to the negative impact of large amounts of excess capacity and weak foreign economies. Without definitive signs of a domestic slowdown, there is still a chance that the Fed could raise interest rates again.

         Beyond that, we're more optimistic. We feel it's reasonable to assume that higher interest rates and mandated cutbacks in capital investments as Y2K approaches will slow economic growth by year end. However, slower U.S. growth may be offset by strong growth overseas. So for now, we plan to keep the Fund's duration a bit shorter than average and emphasize bonds with high coupons that provide a cushion against price declines when rates are on the rise. As for the municipal market, technical factors continue to be favorable. Overall bond supply will be substantially lower than in 1998. In Massachusetts, we expect the supply to maintain its decline of approximately 25% this year compared to last. At the same time, generally speaking, tax revenues are up and municipal credits improving. In addition, municipal bonds still offer attractive values relative to U.S. Treasuries, as well as one of the few remaining ways to keep tax bills down. Savvy investors, recognizing the solid fundamentals in tax-free investments, are likely to find plenty of opportunity between now and year end to benefit from this value.

--------------------------------------------------------------------------------

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant

         1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...municipal bonds still offer attractive values... as well as one of the few remaining ways to keep tax bills down."

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Massachusetts Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                    ONE      FIVE     TEN
                                                    YEAR     YEARS    YEARS
                                                   -------  -------  --------

Cumulative Total Returns                           (2.62%)   32.84%    88.61%
Average Annual Total Returns(1)                    (2.62%)    5.84%     6.55%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                                        SINCE
                                                             ONE      INCEPTION
                                                             YEAR     (10/3/96)
                                                            -------    --------

Cumulative Total Returns                                    (3.58%)     13.15%
Average Annual Total Returns(1)                             (3.58%)      4.61%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                                       SINCE
                                                                     INCEPTION
                                                                      (4/1/99)
                                                                      --------

Cumulative Total Return                                               (2.89%)
Average Annual Total Return(1)                                        (2.89%)(2)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of August 31, 1999

                                                                     SEC 30-DAY
                                                                        YIELD
                                                                      --------

John Hancock Massachusetts Tax-Free Income Fund: Class A                4.59%
John Hancock Massachusetts Tax-Free Income Fund: Class B                4.10%
John Hancock Massachusetts Tax-Free Income Fund: Class C                4.07%

Notes to Performance

(1) The Adviser has voluntarily reduced a portion of the management fee, and a portion of the custodian fees have been reduced by balance credits during the period. Without the reductions of expenses, the average annual total returns for the one-year, five-year and ten-year periods for Class A shares would have been (2.97%), 5.43% and 5.86%, respectively. Without the reductions of expenses, the average annual total returns for the one-year period and since inception for Class B shares would have been (3.93%) and 4.23%, respectively. Without the reductions of expenses, the average annual total return since inception for Class C shares would have been (2.97%).

(2) Not annualized.

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Massachusetts Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index - an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Massachusetts Tax-Free Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $20,307 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund on August 31, 1989, before sales charge, and is equal to $19,673 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund, after sales charge, and is equal to $18,780 as of August 31, 1999.

Line chart with the heading John Hancock Massachusetts Tax-Free Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $11,764 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund on December 3, 1996, before sales charge, and is equal to $11,474 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund, after sales charge, and is equal to $11,174 as of August 31, 1999.

Line chart with the heading John Hancock Massachusetts Tax-Free Income Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $9,780 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund on April 1, 1999, before sales charge, and is equal to $9,685 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund, after sales charge, and is equal to $9,588 as of August 31, 1999.
--------------------------------------------------------------------------------

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund



The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Tax-exempt long-term bonds (cost - $70,060,047)................  $71,290,795
 Receivable for investments sold ................................        5,092
 Receivable for shares sold .....................................          123
 Interest receivable ............................................    1,116,754
 Other assets ...................................................        4,191
                                                                  ------------
                          Total Assets ..........................   72,416,955
                          ----------------------------------------------------
Liabilities:
 Payable for investments purchased ..............................      964,130
 Due to custodian ...............................................       66,355
 Dividend payable ...............................................        3,354
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .......................................       30,497
 Accounts payable and accrued expenses ..........................       30,849
                                                                  ------------
                          Total Liabilities .....................    1,095,185
                          ----------------------------------------------------
Net Assets:
 Capital paid-in ................................................   70,504,155
 Accumulated net realized loss on investments and
  financial futures contracts ...................................     (416,010)
 Net unrealized appreciation of investments
  and financial futures contracts ...............................    1,230,748
 Undistributed net investment income ............................        2,877
                                                                  ------------
                          Net Assets ............................  $71,321,770
                          ====================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
 Class A - $58,176,822/4,909,149 ................................       $11.85
 =============================================================================
 Class B - $12,967,316/1,094,224 ................................       $11.85
 =============================================================================
 Class C * - $177,632/14,989 ....................................       $11.85
 =============================================================================
Maximum Offering Price Per Share**
 Class A - ($11.85 x 104.71%) ...................................       $12.41
 =============================================================================

 * Class C shares commenced operations on April 1, 1999.
** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1999
--------------------------------------------------------------------------------

Investment Income:
 Interest .......................................................   $4,075,691
                                                                  ------------
 Expenses:
  Investment management fee - Note B ............................      347,533
  Distribution and service fee - Note B
   Class A ......................................................      178,008
   Class B ......................................................      101,463
   Class C ......................................................          251
  Transfer agent fee - Note B ...................................       67,301
  Custodian fee .................................................       47,168
  Auditing fee ..................................................       21,196
  Registration and filing fees ..................................       12,271
  Accounting and legal services fee - Note B ....................       10,866
  Printing ......................................................        9,920
  Trustees' fees ................................................        3,449
  Miscellaneous .................................................        3,038
  Legal fees ....................................................        1,023
  Less management fee reduction - Note B ........................     (217,794)
                                                                  ------------
                          Total Expenses ........................      585,693
                          ----------------------------------------------------
                          Less Expense Reductions -
                          Note B ................................      (27,812)
                          ----------------------------------------------------
                          Net Expenses ..........................      557,881
                          ----------------------------------------------------
                          Net Investment Income .................    3,517,810
                          ----------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
 Net realized gain on investments sold ..........................       51,074
 Net realized loss on financial futures contracts ...............     (175,528)
 Change in net unrealized appreciation/depreciation
  of investments ................................................   (4,293,403)
 Change in net unrealized appreciation/depreciation
  of financial futures contracts ................................      (17,344)
                                                                  ------------
                          Net Realized and Unrealized
                          Loss on Investments and
                          Financial Futures Contracts ...........   (4,435,201)
                          ----------------------------------------------------
                          Net Decrease in Net Assets
                          Resulting from Operations .............    ($917,391)
                          ====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                   YEAR ENDED AUGUST 31,
                                                                                         ----------------------------------------
                                                                                               1998                   1999
                                                                                         ----------------      ------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ..............................................................        $3,095,586            $3,517,810
 Net realized gain (loss) on investments sold and financial futures contracts .......           335,961              (124,454)
 Change in net unrealized appreciation/depreciation of investments and
  financial futures contracts .......................................................         2,017,216            (4,310,747)
                                                                                         --------------        --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ...................         5,448,763              (917,391)
                                                                                         --------------        --------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.6589 and $0.6422 per share, respectively) ...........................        (2,934,706)           (3,064,390)
  Class B - ($0.5717 and $0.5545 per share, respectively) ...........................          (179,625)             (452,344)
  Class C ** - (none and $0.2115 per share, respectively) ...........................             -                    (1,076)
                                                                                         --------------        --------------
  Total Distributions to Shareholders ...............................................        (3,114,331)           (3,517,810)
                                                                                         --------------        --------------
From Fund Share Transactions - Net : * ..............................................         5,328,172            11,423,344
                                                                                         --------------        --------------
Net Assets:
 Beginning of period ................................................................        56,671,023            64,333,627
                                                                                         --------------        --------------
 End of period (including undistributed net investment income
  of $2,838 and $2,877, respectively) ...............................................       $64,333,627           $71,321,770
                                                                                         ==============        ==============


The Statement of Changes in Net Assets shows how the value of net assets of the Fund has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9


=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                          YEAR ENDED AUGUST 31,
                                                                     -------------------------------------------------------------
                                                                                 1998                             1999
                                                                     ----------------------------      ---------------------------
                                                                       SHARES            AMOUNT          SHARES          AMOUNT
                                                                     ----------       -----------      ----------     ------------
CLASS A
 Shares sold......................................................      697,518        $8,640,665        718,299      $8,970,412
 Shares issued to shareholders in reinvestment of distributions ..      155,305         1,923,826        170,062       2,084,619
                                                                     ----------      ------------     ----------   -------------
                                                                        852,823        10,564,491        888,361      11,055,031
 Less shares repurchased .........................................     (716,685)       (8,867,549)      (592,309)     (7,348,607)
                                                                     ----------      ------------     ----------   -------------
 Net increase ....................................................      136,138        $1,696,942        296,052      $3,706,424
                                                                     ==========      ============     ==========   =============

CLASS B
 Shares sold .....................................................      323,749        $4,023,426        626,140      $7,828,428
 Shares issued to shareholders in reinvestment of distributions ..        9,129           113,319         23,627         292,218
                                                                     ----------      ------------     ----------   -------------
                                                                        332,878         4,136,745        649,767       8,120,646
 Less shares repurchased .........................................      (40,691)         (505,515)       (47,239)       (585,739)
                                                                     ----------      ------------     ----------   -------------
 Net increase ....................................................      292,187        $3,631,230        602,528      $7,534,907
                                                                     ==========      ============     ==========   =============

CLASS C**
 Shares sold .....................................................        -                 -             14,977        $181,866
 Shares issued to shareholders in reinvestment of distributions ..        -                 -                 12             147
                                                                     ----------      ------------     ----------   -------------
 Net increase ....................................................        -                 -             14,989        $182,013
                                                                     ==========      ============     ==========   =============

 ** Class C shares commenced operations on April 1, 1999.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10


=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED AUGUST 31,
                                                              ---------------------------------------------------------------------
                                                                 1995           1996           1997          1998          1999
                                                              ----------     ----------     ----------    ----------    ----------
CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period ......................     $11.56        $11.76         $11.66        $12.12        $12.60
                                                             ----------    ----------     ----------    ----------    ----------
 Net Investment Income .....................................       0.65          0.65           0.66          0.66(7)       0.64(7)
 Net Realized and Unrealized Gain (Loss) on Investments and
  Financial Futures Contracts ..............................       0.20         (0.10)          0.46          0.48         (0.75)
                                                             ----------    ----------     ----------    ----------    ----------
   Total from Investment Operations ........................       0.85          0.55           1.12          1.14         (0.11)
                                                             ----------    ----------     ----------    ----------    ----------
 Less Distributions:
  Dividends from Net Investment Income .....................      (0.65)        (0.65)         (0.66)        (0.66)        (0.64)
                                                             ----------    ----------     ----------    ----------    ----------
 Net Asset Value, End of Period ............................     $11.76        $11.66         $12.12        $12.60        $11.85
                                                             ==========    ==========     ==========    ==========    ==========
 Total Investment Return at Net Asset Value (2) ............      7.66%         4.78%          9.85%         9.66%        (0.96%)
 Total Adjusted Investment Return at Net Asset Value (2,3) .      7.21%         4.30%          9.45%         9.27%        (1.31%)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ..................    $54,416       $55,169        $54,253       $58,137       $58,177
 Ratio of Expenses to Average Net Assets ...................      0.70%         0.75%(4)       0.71%(4)      0.71%(4)      0.74%(4)
 Ratio of Adjusted Expenses to Average Net Assets (1) ......      1.15%         1.18%          1.11%         1.10%         1.05%
 Ratio of Net Investment Income to Average Net Assets ......      5.67%         5.53%          5.59%         5.28%         5.16%
 Ratio of Adjusted Net Investment Income to
  Average Net Assets (1) ...................................      5.22%         5.05%          5.19%         4.89%         4.81%
 Portfolio Turnover Rate ...................................        24%           36%            12%            6%            6%
 Expense and Fee Reduction Per Share .......................      $0.05         $0.06          $0.05         $0.05(7)      $0.04(7)


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11


=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                         PERIOD FROM
                                                                       OCTOBER 3, 1996             YEAR ENDED AUGUST 31,
                                                                (COMMENCEMENT OF OPERATIONS)   ---------------------------
                                                                      TO AUGUST 31, 1997          1998             1999
                                                                ----------------------------   ----------       ----------
CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period...........................           $11.84                $12.12           $12.60
                                                                       ----------            ----------       ----------
 Net Investment Income .........................................             0.54                  0.57(7)          0.55(7)
 Net Realized and Unrealized Gain (Loss) on Investments and
  Financial Futures Contracts ..................................             0.28                  0.48            (0.75)
                                                                       ----------            ----------       ----------
  Total from Investment Operations .............................             0.82                  1.05            (0.20)
                                                                       ----------            ----------       ----------
 Less Distributions:
 Dividends from Net Investment Income ..........................            (0.54)                (0.57)           (0.55)
                                                                       ----------            ----------       ----------
 Net Asset Value, End of Period ................................           $12.12                $12.60           $11.85
                                                                       ==========            ==========       ==========

 Total Investment Return at Net Asset Value (2) ................            7.08%(6)              8.89%           (1.66%)
 Total Adjusted Investment Return at Net Asset Value (2,3) .....            6.72%(6)              8.50%           (2.01%)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ......................           $2,418                $6,197          $12,967
 Ratio of Expenses to Average Net Assets .......................            1.41%(4,5)            1.41%(4)         1.44%(4)
 Ratio of Adjusted Expenses to Average Net Assets (1) ..........            1.81%(5)              1.80%            1.75%
 Ratio of Net Investment Income to Average Net Assets ..........            4.82%(5)              4.58%            4.46%
 Ratio of Adjusted Net Investment Income to Average Net Assets (1)          4.42%(5)              4.19%            4.11%
 Portfolio Turnover Rate .......................................              12%                    6%               6%
 Expense and Fee Reduction Per Share ...........................            $0.04                 $0.05(7)         $0.04(7)


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12


=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                            PERIOD FROM
                                                                                           APRIL 1, 1999
                                                                                         (COMMENCEMENT OF
                                                                                          OPERATIONS) TO
                                                                                          AUGUST 31, 1999
                                                                                          ---------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...............................................          $12.46
                                                                                           ----------
 Net Investment Income (7) ..........................................................            0.21
 Net Realized and Unrealized Loss on Investments and Financial Futures Contracts ....           (0.61)
                                                                                           ----------
     Total from Investment Operations ...............................................           (0.40)
                                                                                           ----------
 Less Distributions:
 Dividends from Net Investment Income ...............................................           (0.21)
                                                                                           ----------
 Net Asset Value, End of Period .....................................................          $11.85
                                                                                           ==========

 Total Investment Return at Net Asset Value (2) .....................................          (3.23%)(6)
 Total Adjusted Investment Return at Net Asset Value (2,3) ..........................          (3.38%)(6)

Ratios and Supplemental Data Net Assets, End of Period (000s omitted) ...............            $178
 Ratio of Expenses to Average Net Assets ............................................           1.44%(4,5)
 Ratio of Adjusted Expenses to Average Net Assets (1) ...............................           1.75%(5)
 Ratio of Net Investment Income to Average Net Assets ...............................           4.30%(5)
 Ratio of Adjusted Net Investment Income to Average Net Assets (1) ..................           3.95%(5)
 Portfolio Turnover Rate 6% Expense and Fee Reduction Per Share (7) .................           $0.02

(1) Unreimbursed, without fee reduction.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) The Ratio of Expenses to Average Net Assets for the periods ending on or after August 31, 1996 excludes the effect of balance credits described in Note
    B. If these expense reductions were included, the Ratio of Expenses to Average
    Net Assets would have been 0.70% for Class A and 1.40% for Class B and Class C.
(5) Annualized.
(6) Not annualized.
(7) Based on the average of the shares outstanding at the end of each month.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13


=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Schedule of Investments
August 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Massachusetts Tax-Free Income Fund on August 31, 1999. It has one main category:
tax-exempt long-term bonds. The tax-exempt bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

                                                                                              PAR VALUE                 YIELD
                                                       INTEREST     MATURITY      CREDIT        (000s       MARKET        AT
STATE, ISSUER, DESCRIPTION                               RATE         DATE        RATING*      OMITTED)     VALUE       MARKET +
--------------------------                             --------     --------      -------     ---------     ------      --------

TAX-EXEMPT LONG-TERM BONDS
Guam (1.25%)
 Guam Power Authority,
  Rev Ser 1999A ......................................   5.125%     10-01-29       BBB          $1,000      $894,010      5.73%
                                                                                                         -----------
Massachusetts (90.78%)
 Boston City Industrial Development Financing Auth,
  Sewage Facil Rev 1991 Ser Harbor Elec Energy Co Proj   7.375      05-15-15       BBB             250       262,625      7.02
 Boston Water and Sewer Commission,
  Gen Rev 1991 Sr Ser A ..............................   7.000      11-01-18       AAA             500       539,000      6.49
  Gen Rev 1991 Sr Ser A ..............................   5.750      11-01-13       A+              500       518,660      5.54
 Boston, City of,
  GO 1990 Ser A ......................................   7.375      02-01-10       A+              200       206,990      7.13
  GO 1991 Ser A MBIA .................................   6.750      07-01-11       AAA             350       372,757      6.34
  GO 1992 Ser A AMBAC ................................   6.500      07-01-12       AAA             500       538,990      6.03
  Rev Boston City Hosp FHA-Ins Mtg Ser A .............   7.625      02-15-21       AAA             500       526,275      7.24
  Rev Deutsches Altenheim 1998 Ser A .................   5.950      10-01-18       AAA           1,000       994,300      5.98
 Brockton, City of,
  State Qualified Municipal Purpose Ln of 1993 .......   6.125      06-15-18       A             2,000     2,099,420      5.83
 Holyoke, City of,
  GO School Proj Ln Act of 1948 ......................   7.650      08-01-09       AA            1,000     1,082,090      7.07
 Massachusetts Bay Transportation Auth,
  Gen Trans Sys Rev Ref Ser 1994A ....................   7.000      03-01-14       AA-           1,000     1,160,710      6.03
  Gen Trans Sys Rev Ser 1997D ........................   5.000      03-01-22       AA-           2,250     2,038,478      5.52
 Massachusetts Development Finance Agency,
  Concord-Assabet Family Servs Rev Ref ...............   6.000      11-01-28       Ba2           1,000       934,880      6.42
  Rev Boston Univ Ser 1999P ..........................   5.450      05-15-59       BBB+          2,000     1,798,360      6.06
  Rev Lasell Village Proj Ser 1998A ..................   6.375      12-01-25       BBB-          1,000       927,050      6.88
  Rev YMCA Greater Boston Iss ........................   5.450      11-01-28       BBB+          1,000       895,620      6.09
 Massachusetts Educational Financing Auth,
  Ed Ln Rev Iss D Ser 1991A ..........................   7.250      01-01-09       AAA             385       402,895      6.93
 Massachusetts Health and Educational Facilities Auth,
  Rev Anna Jaques Hosp Iss Ser B .....................   6.875      10-01-12       Ba1           1,250     1,310,675      6.56
  Rev Bentley College Iss Ser H ......................   6.875      07-01-12       AAA             250       266,800      6.44
  Rev Boston College Iss Ser J Preref ................   6.625      07-01-21       AAA             965     1,024,396      6.24
  Rev Boston College Iss Ser J Unref Bal .............   6.625      07-01-21       AAA              35        36,956      6.27
  Rev Brandeis Univ Iss Ser I ........................   4.750      10-01-28       AAA           1,000       840,960      5.65
  Rev Brandeis Univ Iss Ser J** ......................   5.000      10-01-26       AAA           1,000       883,810      5.66
  Rev Charlton Memorial Hosp Iss Ser B ...............   7.250      07-01-13       AA            2,250     2,411,393      6.76
  Rev Community Colleges Prog Iss Ser A ..............   6.600      10-01-22       AAA             250       271,380      6.08


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14


=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund



                                                                                              PAR VALUE                 YIELD
                                                       INTEREST     MATURITY      CREDIT        (000s       MARKET        AT
STATE, ISSUER, DESCRIPTION                               RATE         DATE        RATING*      OMITTED)     VALUE       MARKET +
--------------------------                             --------     --------      -------     ---------     ------      --------

Massachusetts (continued)
 Massachusetts Health and
   Educational Facilities Auth (cont.),
  Rev Dana-Farber Cancer Institute Ser G-1 ...........   6.250%     12-01-22       A             $500       $510,265     6.12%
  Rev Lowell Gen Hosp Iss Ser A ......................   8.400      06-01-11       A3             600        652,920     7.72
  Rev Melrose-Wakefield Hosp Iss Ser B ...............   6.350      07-01-06       AAA            500        536,315     5.92
  Rev New England Baptist Hosp Iss Ser B .............   7.350      07-01-17       AAA            250        268,693     6.84
  Rev New England Deaconess Hosp Iss Ser D ...........   6.875      04-01-22       AAA          2,210      2,389,496     6.36
  Rev Northeastern Univ Iss Ser E ....................   6.550      10-01-22       AAA          1,000      1,070,700     6.12
  Rev Ref Harvard Pilgrim Health Ser A ...............   5.000      07-01-18       AAA          1,000        916,490     5.46
  Rev Ref Worcester Polytechnic Institute Iss Ser E ..   6.625      09-01-17       AAA            250        270,650     6.12
  Rev Smith College Iss Ser D ........................   5.750      07-01-24       AA-            500        493,450     5.83
  Rev Wellesley College Ser F ........................   5.125      07-01-39       AA+          1,000        881,520     5.81
 Massachusetts Housing Finance Agency,
  Rev Insured Rental Hsg 1994 Ser A ..................   6.600      07-01-14       AAA          1,045      1,101,137     6.26
  Rev Residential Devel FNMA Coll Ser C ..............   6.875      11-15-11       AAA          2,000      2,133,320     6.45
  Rev Residential Devel FNMA Coll Ser D ..............   6.800      11-15-12       AAA            500        531,645     6.40
  Single Family Hsg Rev Ser 18 .......................   7.350      12-01-16       A+             525        544,588     7.09
 Massachusetts Industrial Finance Agency,
  Assisted Living Facil Rev
   Newton Group Properties LLC Proj ..................   8.000      09-01-27       BB           1,000      1,083,030     7.39
  Assisted Living Facil Rev TNG Marina Bay LLC Proj ..   7.500      12-01-27       BB           1,000      1,045,460     7.17
  Resource Recovery Rev Ref Ogden Haverhill Proj
   Ser 1998A .........................................   5.600      12-01-19       BBB          1,000        930,140     6.02
  Resource Recovery Rev Ref Ser 1993 A
   Mass Refusetech Inc Proj ..........................   6.300      07-01-05       BBB+         1,825      1,917,436     6.00
  Rev Assumption College Iss 1996 ....................   6.000      07-01-26       AAA          1,000      1,013,580     5.92
  Rev Dana Hall School Iss ...........................   5.800      07-01-17       BBB-         1,090      1,057,180     5.98
  Rev Glenmeadow Retirement Community Ser C ..........   8.375      02-15-18       AA           1,000      1,205,670     6.95
  Rev Ref Emerson College Iss Ser 1991A ..............   8.900      01-01-18       AA             250        269,725     8.25
  Rev Ref Holy Cross College Iss 1996 ................   5.500      03-01-20       AAA            500        489,180     5.62
  Rev Ref Holy Cross College Iss II Ser 1992 .........   6.375      11-01-15       AA-            500        539,625     5.91
  Rev St Johns High School ...........................   5.350      06-01-28       BBB+         1,000        891,390     6.00
  Rev Wtr Treatment American Hingham Proj ............   6.750      12-01-20       BBB          2,000      2,110,480     6.40
  Rev Wtr Treatment American Hingham Proj ............   6.900      12-01-29       BBB          1,310      1,391,364     6.50
 Massachusetts Municipal Wholesale Electric Co.,
  Pwr Supply Sys Rev 1992 Ser B Pub Corp of the
   Commonwealth of Mass ..............................   6.750      07-01-05       BBB+           500        533,145     6.33
  Pwr Supply Sys Rev 1992 Ser B Pub Corp of the
   Commonwealth of Mass ..............................   6.750      07-01-06       BBB+         1,500      1,599,435     6.33
  Pwr Supply Sys Rev 1992 Ser B Pub Corp of the
   Commonwealth of Mass ..............................   6.750      07-01-17       BBB+           400        418,484     6.45
  Pwr Supply Sys Rev 1992 Ser C Pub Corp of the
   Commonwealth of Mass ..............................   6.625      07-01-10       AAA          1,000      1,072,660     6.18
  Pwr Supply Sys Rev 1993 Reg Inverse Floater ........   7.170#     07-01-18       AAA          1,300      1,207,375     7.72
 Massachusetts Port Auth,
  Rev Ref Ser 1992 A .................................   6.000      07-01-23       AA-          1,370      1,384,618     5.94
  Rev Special Facil Ser A USAir Proj .................   5.750      09-01-16       AAA          1,000      1,002,780     5.73
 Massachusetts State Health and
  Educational Facilities Auth, Rev St Lukes Hospital .   7.650#     08-15-23       AAA            500        496,875     7.70
  South Shore Hospital Series F ......................   5.750      07-01-29       A            1,000        949,460     6.06


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


                                                                                              PAR VALUE                 YIELD
                                                       INTEREST     MATURITY      CREDIT        (000s       MARKET        AT
STATE, ISSUER, DESCRIPTION                               RATE         DATE        RATING*      OMITTED)     VALUE       MARKET +
--------------------------                             --------     --------      -------     ---------     ------      --------

Massachusetts (continued)
 Massachusetts Turnpike Auth,
  Metro Highway Sys Rev Sr Lien Cap Apprec Ser 1997C..    Zero      01-01-20        AAA         $1,000     $313,920      5.78%
 Massachusetts Water Pollution Abatement Trust,
  Wtr Poll Abatement Rev New Bedford Prog Ser A ......   4.750%     02-01-26        Aaa          1,000      846,990      5.61
 Massachusetts Water Resource Auth,
  Gen Rev Ref 1993 Ser B .............................   5.500      03-01-17        A+             400      386,916      5.69
  Gen Rev Ref 1993 Ser B .............................   5.000      03-01-22        A+             360      317,077      5.68
  Gen Rev Ref 1993 Ser C .............................   4.750      12-01-23        A+           1,000      835,670      5.68
 Massachusetts, Commonwealth of,
  GO Consol Ln of 1991 Ser D .........................   6.875      07-01-10        AA-            500      533,600      6.44
  GO Consol Ln Ser 1998C .............................    Zero      08-01-18        AA-          1,000      344,090      5.72
 Nantucket, Town of,
  GO Municipal Purpose Ln of 1991 ....................   6.800      12-01-11        AAA            450      482,827      6.34
 Plymouth, County of,
  Cert of Part Correctional Facil Proj ...............   5.000      04-01-22        AAA          1,000      896,470      5.58
  Cert of Part Ser A Correctional Facil Proj .........   7.000      04-01-22        AA-            750      821,812      6.39
 Rail Connections Inc Mass Rev,
  Cap Appreciation - Rte 128 Pkg Ser B ...............    Zero      07-01-18        BBB-         1,750      508,603      6.67
  Cap Appreciation - Rte 128 Pkg Ser B ...............    Zero      07-01-19        BBB-         2,415      654,779      6.69
 Springfield, City of,
  GO School Proj Ln Act of 1992 Ser B ................   7.100      09-01-11        AA             500      547,920      6.48
                                                                                                        -----------
                                                                                                         64,746,425
                                                                                                        -----------
Puerto Rico (7.92%)
 Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inlfos Ser 1995 Gtd by the
   Commonwealth of Puerto Rico .......................   8.270#     07-01-11        AAA          2,000    2,307,500      7.17
 Puerto Rico Highway and Transportation Auth,
  Highway Rev Cap Rites Ser Y ........................   6.250      07-01-14        A            1,000    1,088,040      5.74
 Puerto Rico, Commonwealth of,
  GO Pub Imp Inverse Rate Securities Ser 1996 ........   8.270#     07-01-11        AAA          1,000    1,153,750      7.17
  GO Ref Pub Imp Ser 1994 ............................   6.400      07-01-11        AAA          1,000    1,101,070      5.81
                                                                                                        -----------
                                                                                                          5,650,360
                                                                                                        -----------
                                                       TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                     (Cost $70,060,047)        (99.95%)  71,290,795
                                                                                               -------  -----------
                                                      OTHER ASSETS AND LIABILITIES, NET         (0.05%)      30,975
                                                                                               -------  -----------
                                                                       TOTAL NET ASSETS       (100.00%) $71,321,770
                                                                                              ========  ===========


* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock
   Advisers, Inc. where Standard & Poor's ratings are not available.


** This security having an aggregate value of $883,810 or 1.24% of the Fund's net assets, has been purchased as a forward commitment -- that is, the Fund has agreed on trade date to take delivery of and make payment for such security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security are fixed at trade date, although the Fund does not earn any interest on such security until settlement date.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

#  Represents rate in effect on August 31, 1999.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Massachusetts Tax-Free Income Fund invests primarily in securities issued in the state of Massachusetts and its various political subdivisions. The performance of this Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, concentration of investments can be aggregated by various categories.

The table below shows the Fund's investments at August 31, 1999 assigned to various sector categories.

                                                               MARKET VALUE
                                                             AS A PERCENTAGE
                                                                OF FUND'S
SECTOR DISTRIBUTION                                             NET ASSETS
-------------------                                         ----------------

General Obligation ......................................         9.67%
Revenue Bonds - Correctional Facility ...................         1.26
Revenue Bonds - Education ...............................        18.49
Revenue Bonds - Electric ................................         6.77
Revenue Bonds - Facility ................................         1.15
Revenue Bonds - Health ..................................        20.84
Revenue Bonds - Highway .................................         0.44
Revenue Bonds - Hospital ................................         1.47
Revenue Bonds - Housing .................................         6.04
Revenue Bonds - Industrial Development ..................        10.52
Revenue Bonds - Other ...................................         4.24
Revenue Bonds - Transportation ..........................        10.99
Revenue Bonds - Water & Sewer ...........................         8.07
                                                            ----------
                         TOTAL TAX-EXEMPT LONG-TERM BONDS        99.95%
                                                            ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


NOTE A -

ACCOUNTING POLICIES

John Hancock Tax-Exempt Series Fund (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Massachusetts Tax-Free Income Fund (the "Fund") and John Hancock New York Tax-Free Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and Massachusetts personal income taxes as is consistent with preservation of capital.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective April 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $185,328 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2003 - $41,406, August 31, 2004 - $137,277 and August 31,
2005 - $6,645. Additionally, net capital losses of $179,708 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day of the Fund's next taxable year (September 1, 1999).

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or

=========================NOTES TO FINANCIAL STATEMENTS==========================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at the time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended August 31, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

         There were no open positions in financial futures contracts for the year ended August 31, 1999.

OPTIONS The Fund may purchase or sell option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use options contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument,

=========================NOTES TO FINANCIAL STATEMENTS==========================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter options contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

         There were no written options transactions for year ended August 31, 1999.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.450% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.400% of the next $250,000,000 and (e)
0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

         The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.70%, 1.40% and 1.40% of the average net assets attributable to Class A, Class B and Class C, respectively. Accordingly, for the year ended August 31, 1999, the reduction in the Adviser's fee, collectively with any additional amounts not borne by the Fund by virtue of the expense limit, amounted to $217,794. This limitation may be discontinued at any time.

         The Fund has an agreement with its custodian bank under which $27,812 of custodian fees have been reduced by balance credits applied during the year ended August 31, 1999. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $204,621. Out of this amount, $27,189 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $102,506 was paid as sales commissions to unrelated broker-dealers and $74,926 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 1999 the contingent deferred sales charges received by JH Funds amounted to $12,337.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended August 31, 1999, the contingent deferred

=========================NOTES TO FINANCIAL STATEMENTS==========================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


sales charges received by JH Funds amounted to $161.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 1999, aggregated $15,587,509 and $3,807,252, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 1999.

         The cost of investments owned at August 31, 1999 for federal income tax purposes was $70,060,047. Gross unrealized appreciation and depreciation of investments aggregated $2,877,514 and $1,646,766 respectively, resulting in net unrealized appreciation of $1,230,748.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments and finacial futures contracts of $75, an increase in undistributed net investment income of $39 and a decrease in capitial paid-in of $114. This represents the amount necessary to report balances on a tax basis, excluding certain temporary differences, as of August 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Trustees of John Hancock Massachusetts Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for credit ratings and yields at market), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Massachusetts Tax-Free Income Fund (the "Fund") at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
-----------------------------
Boston, Massachusetts
October 15, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 1999.

         None of the 1999 income dividends qualify for the corporate dividends received deduction. Shareholders, who are not subject to the alternative minimum tax, received income dividends which are 99.98% tax-exempt for federal and state purposes. The percentage of income dividends from the Fund subject to the alternative minimum tax is 17.18%.

         None of the income dividends were derived from U.S. Treasury Bills.

         For specific information on exception provisions in your state, consult your local state tax office or your tax advisor.

         Shareholders will receive a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the total of all distributions, which are taxable for calendar year 1999.

=====================================NOTES======================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                      -----------------
       A Global Investment Management Firm                         Bulk Rate
                                                                 U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                         PAID
1-800-225-5291  1-800-554-6713 (TDD)                            Randolph, MA
INTERNET: www.jhfunds.com                                       Permit No. 75
                                                               -----------------










--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock Massachusetts Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.



[LOGO] Printed on Recycled Paper                                      7700A 8/99
                                                                           10/99

                          ---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                 ANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                    New York
                                    Tax-Free
                                  Income Fund

                                AUGUST 31, 1999


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                       ---------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                    CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                           PricewaterhouseCoopers llp
                               160 Federal Street
                          Boston, Massachusetts 02110
                    ----------------------------------------

==============================CHAIRMAN'S MESSAGE================================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]
--------------------------------------------------------------------------------

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

              By Frank A. Lucibella, CFA, Barry H. Evans, CFA, and
                      Dianne Sales, CFA, Portfolio Managers

                             John Hancock New York
                              Tax-Free Income Fund

               Municipals decline, troubled by inflation worries
               -------------------------------------------------

Municipal bonds posted weak returns over the last 12 months, as investors became increasingly more concerned that the strength of the U.S. economy would eventually translate into inflationary pressures and higher interest rates. At the beginning of the period last fall, the environment looked rather rosy. Many observers forecasted at the time that protracted economic problems overseas - namely in Asia and Latin America - would nip inflationary pressures in the bud. Because the Federal Reserve Board was worried that the problems in recession-wracked Asia and parts of Latin America would spill over into the U.S., it cut short-term interest rates on three separate occasions last fall as stimulative measures.

         At the end of 1998 and early 1999, however, the Fed's stance and investor sentiment began to shift. Rather than slowing as originally anticipated, the U.S. economy continued to grow at a healthy pace, while much of Asia and Latin America started to show signs of life. In response, the Fed signaled that it was no longer inclined to lower interest rates. In the months that followed, there was more and more evidence that inflationary pressures were building. Oil prices pushed against an important barrier of $20 per barrel, while key supplies for economic growth, such as copper and lumber, moved higher. Labor markets were extremely tight and the housing markets were on fire during the spring. It's important to note, however, that investors reacted to their fears of

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock New York Tax-Free Income Fund. Caption below reads "Fund management team members (l-r):
"Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]
--------------------------------------------------------------------------------

"Municipal bonds posted weak returns over the last 12 months..."

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund


"The Fund's performance benefited from its holdings in bonds issued by New York City..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into eleven sections (from top to left): Authority 2%, General Purpose 3%, Industrial Development 7%, Other 7%, Electric 8%, Transportation 8%, Water & Sewer 9%, General Obligation 12%, Housing 13%, Education 13% and Health 18%. A note below the chart reads "As a percentage of net assets on August 31, 1999."]
--------------------------------------------------------------------------------

inflation, more than to the reality of it. To pull the reins in on potential inflation, the Fed raised interest rates in June and again in August.

         Against this deteriorating interest-rate environment, municipals fared better than their taxable counterparts. Early on, municipals underperformed U.S. Treasuries due to investors' general distaste for all bonds except "safe haven" Treasuries. Further impeding municipals' progress was an overabundance of supply stemming from issuers' appetite for issuing new, and refinancing old, debt at low interest rates. The tide turned more favorable in 1999, in large part because municipals were priced so attractively relative to Treasuries and attracted buyers as a result. Furthermore, municipal supply fell by about 25% compared to 1998, providing them with additional price support. Thanks to the ongoing strength of the state's economy, the New

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is New York City followed by an up arrow with the phrase "Credit upgrade." The second listing is High-coupon bonds followed by an up arrow with the phrase "Income helps cushion against price declines." The third listing is Health care followed by a down arrow with the phrase "Federal reimbursement cutbacks." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

York municipal market performed slightly better than the national municipal market during the period, although it still was unable to post positive results over the last year.

Performance

For the 12 months ended August 31, 1999, John Hancock New York Tax-Free Income Fund's Class A and Class B shares posted total returns of -1.08% and -1.77%, respectively, at net asset value. By comparison, the average New York municipal bond fund returned -1.64%, according to Lipper, Inc.1 Class C shares, which were introduced on April 1, 1999, returned -3.24% from inception through August 31, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

Strategy review

The Fund was well served by its conservative stance on credit quality. This helped us avoid the hardest-hit issues in the troubled health-care area. Another major positive for performance was our active management of duration, which measures a bond's sensitivity to interest-rate changes. The longer the duration, the more a bond's price rises when rates fall and falls when rates rise. From September through December of 1998, we maintained a somewhat longer duration posture, which provided gains as interest rates fell. Based on our view that interest rates were potentially headed higher, we shortened our duration beginning about six months ago. We maintained that more defensive posture through the end of the period, keeping the Fund's duration slightly shorter than the average fund.

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 1999." The chart is scaled in increments of .5% with -3.5% at the bottom and 0% at the top. The first bar represents the -1.08% total return for John Hancock New York Tax-Free Income Fund Class A. The second bar represents the -1.77% total return for John Hancock New York Tax-Free Income Fund Class B. The third bar represents the -3.24%* total return for John Hancock New York Tax-Free Income Fund Class C. The fourth bar represents the -1.64% total return for Average New York municipal bond fund. A note below the chart reads "Total returns for John Hancock New York Tax-Free Income Fund are at net asset value with all distributions reinvested. The average New York municipal bond fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. * From inception April 1, 1999 through August 31, 1999."]
--------------------------------------------------------------------------------

Having a shorter duration as interest rates rose was a definite plus for performance.

Leaders and laggards

The Fund's performance benefited from its holdings in bonds issued by New York City, which refinanced some of its debt, and our holdings received a credit upgrade to AAA, the highest rating possible.

         Bonds that offered high amounts of current income - and were somewhat cushioned from price declines as rates rose - held up relatively well. In contrast, many of the Fund's health-care holdings were disappointments. The recent reduction in Medicare and Medicaid reimbursements and a large municipal bond insurer's refusal to continue insuring lower-quality health-care bonds caused the health-care sector to languish.

Outlook

Our outlook calls for continued expansion of the U.S. economy over the next six months, although at a slower rate of growth. In our view, a moderate slowdown should keep inflation in check and interest rates locked into a rather tight range. From a technical market standpoint, we think municipals are poised to gain further ground on their Treasury counterparts. Municipals still offer attractive values relative to Treasuries, which should eventually foster stronger demand. Better demand, coupled with the drop off in supply we've experienced in 1999, should provide firmer footing for the municipal market. We'll continue to stay focused on bonds with good call protection, so that if rates reverse course and begin to fall again we'll be insulated from having to surrender higher-yielding bonds. As always, we'll be on the lookout for opportunities to improve the Fund's diversification, yield and credit quality.

--------------------------------------------------------------------------------

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

         1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"Municipals still offer attractive values..."

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock New York Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                    ONE      FIVE     TEN
                                                    YEAR     YEARS    YEARS
                                                   -------  -------  --------

Cumulative Total Returns                           (2.62%)   30.68%   88.19%
Average Annual Total Returns(1)                    (2.62%)    5.50%    6.53%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                                       SINCE
                                                            ONE      INCEPTION
                                                            YEAR     (10/3/96)
                                                           -------    --------

Cumulative Total Returns                                   (3.53%)     11.61%
Average Annual Total Returns(1)                            (3.53%)      4.09%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended June 30, 1999

                                                                       SINCE
                                                                     INCEPTION
                                                                     (4/1/99)
                                                                     --------

Cumulative Total Return                                               (2.97%)
Average Annual Total Return(1)                                        (2.97%)(2)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of August 31, 1999

                                                                    SEC 30-DAY
                                                                      YIELD
                                                                     --------

John Hancock New York Tax-Free Income Fund: Class A                    4.63%
John Hancock New York Tax-Free Income Fund: Class B                    4.13%
John Hancock New York Tax-Free Income Fund: Class C                    4.12%

Notes to Performance

(1) The Adviser has voluntarily reduced a portion of the management fee and a portion of the custodian fee has been offset by balance credits during the period. Without the reduction of expenses and the offset, the average annual total returns for the one-year, five-year and ten-year periods for Class A shares would have been (2.97%), 5.09% and 5.89%, respectively. Without the reduction of expenses and the offset, the average annual total returns for the one-year period and since inception for Class B shares would have been (3.88%) and 3.71%, respectively. Without the reduction of expenses and the offset,the average annual total return since inception for Class C shares would have been (3.06%).

(2) Not annualized.

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund


--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock New York Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index-an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock New York Tax-Free Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $20,307 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund on August 31, 1989, before sales charge, and is equal to $19,551 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund, after sales charge, and is equal to $18,669 as of August 31, 1999.

Line chart with the heading John Hancock New York Tax-Free Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $11,764 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund on October 3, 1996, before sales charge, and is equal to $11,317 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund, after sales charge, and is equal to $11,017 as of August 31, 1999.

Line chart with the heading John Hancock New York Tax-Free Income Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $9,780 as of August 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund on April 1, 1999, before sales charge, and is equal to $9,676 as of August 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund, after sales charge, and is equal to $9,579 as of August 31, 1999.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Tax-exempt long-term bonds (cost - $55,988,865)...............    $57,176,854
 Cash ..........................................................        654,527
 Receivable for investments sold ...............................        128,841
 Receivable for shares sold ....................................         35,513
 Interest receivable ...........................................        799,926
 Other assets ..................................................          4,228
                                                                 --------------
                               Total Assets ....................     58,799,889
                               ------------------------------------------------
Liabilities:
 Payable for investments purchased .............................      1,984,454
 Payable for shares repurchased ................................         10,858
 Dividend payable ..............................................          1,539
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................         18,464
 Accounts payable and accrued expenses .........................         35,228
                                                                 --------------
                               Total Liabilities ...............      2,050,543
                               ------------------------------------------------
Net Assets:
 Capital paid-in ...............................................     55,763,284
 Accumulated net realized loss on investments and
  financial futures contracts ..................................       (219,946)
 Net unrealized appreciation of investments ....................      1,187,989
 Undistributed net investment income ...........................         18,019
                                                                 --------------
                               Net Assets ......................    $56,749,346
                               ================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
 interest outstanding - unlimited number of shares
 authorized with no par value)
 Class A - $48,197,582/4,097,713 ...............................         $11.76
===============================================================================
 Class B - $8,457,508/719,049 ..................................         $11.76
===============================================================================
 Class C * - $94,256/8,014 .....................................         $11.76
===============================================================================
Maximum Offering Price Per Share **
 Class A - ($11.76 x 104.71%) ..................................         $12.31
===============================================================================

 * Class C shares commenced operations on April 1, 1999.
** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1999
--------------------------------------------------------------------------------

Investment Income:
 Interest ......................................................    $3,429,258
                                                                 -------------
 Expenses:
  Investment management fee - Note B ...........................       297,667
  Distribution and service fee - Note B
   Class A .....................................................       154,081
   Class B .....................................................        81,499
   Class C .....................................................           232
  Transfer agent fee - Note B ..................................        61,747
  Custodian fee ................................................        50,156
  Auditing fee .................................................        20,950
  Printing .....................................................        10,510
  Accounting and legal services fee - Note B ...................         9,263
  Registration and filing fees .................................         6,993
  Trustees' fees ...............................................         3,091
  Miscellaneous ................................................         2,840
  Legal fees ...................................................           890
  Less management fee reduction - Note B .......................      (200,539)
                                                                 -------------
                               Total Expenses ..................       499,380
                               -----------------------------------------------
                               Less Expense Reductions -
                               Note B ..........................       (25,319)
                               -----------------------------------------------
                               Net Expenses ....................       474,061
                               -----------------------------------------------
                               Net Investment Income ...........     2,955,197
                               -----------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
 and Financial Futures Contracts:
 Net realized gain on investments sold .........................       277,344
 Net realized loss on financial futures contracts ..............       (65,856)
 Change in net unrealized appreciation/depreciation
  of investments ...............................................    (3,825,308)
                                                                 -------------
                               Net Realized and Unrealized
                               Loss on Investments and
                               Financial Futures Contracts .....    (3,613,820)
                               -----------------------------------------------
                               Net Decrease in Net Assets
                               Resulting from Operations .......     ($658,623)
                               ===============================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              YEAR ENDED AUGUST 31,
                                                                                  ----------------------------------------------
                                                                                        1998                         1999
                                                                                  ----------------            ------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ........................................................       $2,985,176                  $2,955,197
 Net realized gain on investments sold and financial futures contracts ........          614,815                     211,488
 Change in net unrealized appreciation/depreciation of investments ............        1,108,414                  (3,825,308)
                                                                                ----------------          ------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .............        4,708,405                    (658,623)
                                                                                ----------------          ------------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.6593 and $0.6302 per share, respectively) .....................       (2,827,611)                 (2,599,041)
  Class B - ($0.5715 and $0.5429 per share, respectively) .....................         (173,645)                   (355,174)
  Class C** - (none and $0.2214 per share, respectively) ......................            -                            (982)
 Distributions from net realized gain on investments sold
  Class A - (none and $0.1058 per share, respectively) ........................            -                        (439,098)
  Class B - (none and $0.1058 per share, respectively) ........................            -                         (69,123)
 Distributions in excess of net realized gain on investments sold
  Class A - (none and $0.0081 per share, respectively) ........................            -                         (34,592)
  Class B - (none and $0.0081 per share, respectively) ........................            -                          (5,446)
                                                                                ----------------          ------------------
  Total Distributions to Shareholders .........................................       (3,001,256)                 (3,503,456)
                                                                                ----------------          ------------------
From Fund Share Transactions - Net:* ..........................................          (10,091)                  2,714,666
                                                                                ----------------          ------------------
Net Assets:
 Beginning of period ..........................................................       56,499,701                  58,196,759
                                                                                ----------------          ------------------
 End of period (including undistributed net investment income
  of $15,483 and $18,019, respectively) .......................................      $58,196,759                 $56,749,346
                                                                                ================          ==================


The Statement of Changes in Net Assets shows how the value of net assets of the Fund has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                          YEAR ENDED AUGUST 31,
                                                                     ---------------------------------------------------------------
                                                                                 1998                             1999
                                                                     ------------------------------  -------------------------------
                                                                        SHARES           AMOUNT         SHARES             AMOUNT
                                                                     ------------     -------------  ------------      -------------
CLASS A
 Shares sold ......................................................     459,988        $5,734,004       384,092         $4,752,469
 Shares issued to shareholders in reinvestment of distributions ...     164,528         2,048,356       185,055          2,288,715
                                                                   ------------     -------------    ----------      -------------
                                                                        624,516         7,782,360       569,147          7,041,184
 Less shares repurchased ..........................................    (891,788)      (11,085,177)     (620,426)        (7,661,895)
                                                                   ------------     -------------    ----------      -------------
 Net decrease .....................................................    (267,272)      ($3,302,817)      (51,279)         ($620,711)
                                                                   ============     =============    ==========      =============

CLASS B
 Shares sold ......................................................     286,752        $3,574,224       463,911         $5,768,182
 Shares issued to shareholders in reinvestment of distributions ...       8,420           104,922        19,903            245,877
                                                                   ------------     -------------    ----------      -------------
                                                                        295,172         3,679,146       483,814          6,014,059
 Less shares repurchased ..........................................     (30,917)         (386,420)     (226,140)        (2,776,325)
                                                                   ------------     -------------    ----------      -------------
 Net increase .....................................................     264,255        $3,292,726       257,674         $3,237,734
                                                                   ============     =============    ==========      =============

CLASS C**
 Shares sold ......................................................       -                 -             8,927           $108,412
 Shares issued to shareholders in reinvestment of distributions ...       -                 -                 8                 89
                                                                   ------------     -------------    ----------      -------------
 ..................................................................       -                 -             8,935            108,501
 Less shares repurchased ..........................................       -                 -              (921)           (10,858)
                                                                   ------------     -------------    ----------      -------------
 Net increase .....................................................       -                 -             8,014            $97,643
                                                                   ============     =============    ==========      =============


** Class C shares commenced operations on April 1, 1999.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                         YEAR ENDED AUGUST 31,
                                                                 -----------------------------------------------------------------
                                                                    1995          1996          1997          1998         1999
                                                                 ----------    ----------    ----------    ----------   ----------
CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period........................      $11.73         $11.88       $11.83        $12.25       $12.62
                                                               ----------     ----------   ----------    ----------   ----------
 Net Investment Income ......................................        0.65           0.66         0.67          0.66(7)      0.63(7)
 Net Realized and Unrealized Gain (Loss) on Investments
  and Financial Futures Contracts ...........................        0.15          (0.05)        0.42          0.37        (0.75)
                                                               ----------     ----------   ----------    ----------   ----------
   Total from Investment Operations .........................        0.80           0.61         1.09          1.03        (0.12)
                                                               ----------     ----------   ----------    ----------   ----------
 Less Distributions:
  Dividends from Net Investment Income ......................       (0.65)         (0.66)       (0.67)        (0.66)       (0.63)
  Distributions from Net Realized Gain on Investments Sold ..          -              -            -             -         (0.11)
  Distributions in Excess of Net Realized Gain on
   Investments Sold .........................................          -              -            -             -         (0.00)(8)
                                                               ----------     ----------   ----------    ----------   ----------
   Total Distributions ......................................      ((0.65)         (0.66)       (0.67)        (0.66)       (0.74)
                                                               ----------     ----------   ----------    ----------   ----------
 Net Asset Value, End of Period .............................      $11.88         $11.83       $12.25        $12.62       $11.76
                                                               ==========     ==========   ==========    ==========   ==========

 Total Investment Return at Net Asset Value (2) .............       7.19%          5.21%        9.48%         8.64%       (1.08%)
 Total Adjusted Investment Return at Net Asset Value (2,3) ..       6.74%          4.77%        9.08%         8.24%       (1.46%)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...................     $55,753        $56,229      $54,086       $52,373      $48,198
 Ratio of Expenses to Average Net Assets ....................       0.70%          0.73%(4)     0.71%(4)      0.70%        0.74%(4)
 Ratio of Adjusted Expenses to Average Net Assets (1) .......       1.15%          1.14%        1.11%         1.10%        1.08%
 Ratio of Net Investment Income to Average Net Assets .......       5.67%          5.51%        5.61%         5.26%        5.06%
 Ratio of Adjusted Net Investment Income to Average Net Assets (1)  5.22%          5.07%        5.21%         4.86%        4.68%
 Portfolio Turnover Rate ....................................         70%            76%          46%           46%          58%
 Expense and Fee Reduction Per Share ........................       $0.05          $0.05        $0.05         $0.05(7)     $0.04(7)



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                   PERIOD FROM
                                                                                 OCTOBER 3, 1996          YEAR ENDED AUGUST 31,
                                                                          (COMMENCEMENT OF OPERATIONS)   -----------------------
                                                                                TO AUGUST 31, 1997          1998         1999
                                                                          ----------------------------   ----------   ----------
CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period...................................              $11.99               $12.25       $12.62
                                                                                  ----------           ----------   ----------
 Net Investment Income .................................................                0.54                 0.57(7)      0.54(7)
 Net Realized and Unrealized Gain (Loss) on Investments and
  Financial Futures Contracts ..........................................                0.26                 0.37        (0.75)
                                                                                  ----------           ----------   ----------
   Total from Investment Operations ....................................                0.80                 0.94        (0.21)
                                                                                  ----------           ----------   ----------
 Less Distributions:
  Dividends from Net Investment Income .................................               (0.54)               (0.57)       (0.54)
  Distributions from Net Realized Gain on Investments Sold .............                  -                    -         (0.11)
  Distributions in Excess of Net Realized Gain on Investments Sold .....                  -                    -         (0.00)(8)
                                                                                  ----------           ----------   ----------
   Total Distributions .................................................               (0.54)               (0.57)       (0.65)
                                                                                  ----------           ----------   ----------
 Net Asset Value, End of Period ........................................              $12.25               $12.62       $11.76
                                                                                  ==========           ==========   ==========

 Total Investment Return at Net Asset Value (2) ........................               6.82%(6)             7.88%       (1.77%)
 Total Adjusted Investment Return at Net Asset Value (2,3) .............               6.46%(6)             7.48%       (2.15%)

Ratios and Supplemental Data Net Assets, End of Period (000s omitted) ..              $2,414               $5,824       $8,458
 Ratio of Expenses to Average Net Assets ...............................               1.41%(4,5)           1.40%        1.44%(4)
 Ratio of Adjusted Expenses to Average Net Assets (1) ..................               1.81%(5)             1.80%        1.78%
 Ratio of Net Investment Income to Average Net Assets ..................               4.79%(5)             4.56%        4.36%
 Ratio of Adjusted Net Investment Income to Average Net Assets (1) .....               4.39%(5)             4.16%        3.98%
 Portfolio Turnover Rate ...............................................                 46%                  46%          58%
 Expense and Fee Reduction Per Share ...................................               $0.04                $0.05(7)     $0.04(7)




                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                  PERIOD FROM
                                                                                                  APRIL 1, 1999
                                                                                                (COMMENCEMENT OF
                                                                                                   OPERATIONS)
                                                                                               TO AUGUST 31, 1999
                                                                                               ------------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period .......................................................        $12.39
                                                                                                 ----------
 Net Investment Income (7) ..................................................................          0.22
 Net Realized and Unrealized Loss on Investments and Financial Futures Contracts ............         (0.63)
                                                                                                 ----------
   Total from Investment Operations .........................................................         (0.41)
                                                                                                 ----------
 Less Distributions:
  Dividends from Net Investment Income ......................................................         (0.22)
                                                                                                 ----------
 Net Asset Value, End of Period .............................................................        $11.76
                                                                                                 ==========

 Total Investment Return at Net Asset Value (2) .............................................        (3.24%)(6)
 Total Adjusted Investment Return at Net Asset Value (2,3) ..................................        (3.40%)(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...................................................           $94
 Ratio of Expenses to Average Net Assets ....................................................         1.44%(4,5)
 Ratio of Adjusted Expenses to Average Net Assets (1) .......................................         1.78%(5)
 Ratio of Net Investment Income to Average Net Assets .......................................         4.23%(5)
 Ratio of Adjusted Net Investment Income to Average Net Assets (1) ..........................         3.85%(5)
 Portfolio Turnover Rate ....................................................................            58%
 Expense and Fee Reduction Per Share (7) ....................................................          $0.04

(1) Unreimbursed, without fee reduction.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) The Ratio of Expenses to Average Net Assets for the periods ending on or after August 31, 1996 excludes the effect of balance credits described in Note
    B. If these expense reductions were included, the Ratio of Expenses to Average
    Net Assets would have been 0.70% for Class A and 1.40% for Class B and Class C.
(5) Annualized.
(6) Not annualized.
(7) Based on the average of the shares outstanding at the end of each month.
(8) Less than $0.01 per share.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Schedule of Investments
August 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the New York Tax-Free Income Fund on August 31, 1999. The schedule consists of one main category: tax-exempt long-term bonds. The tax-exempt bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

                                                                                               PAR VALUE                 YIELD
                                                          INTEREST     MATURITY     CREDIT       (000s        MARKET      AT
STATE, ISSUER, DESCRIPTION                                  RATE         DATE       RATING*     OMITTED)      VALUE      MARKET +
--------------------------                                --------     --------     -------    ---------      ------     --------


AX-EXEMPT LONG-TERM BONDS
Guam (1.57%)
 Guam Power Authority,
 Rev Ser 1999A ..........................................    5.125%    10-01-29      BBB         $1,000      $894,010     5.73%
                                                                                                          -----------
New York (89.65%)
 Albany NY Industrial Dev Agency,
  Albany Med Ctr Proj. ..................................    6.000     05-01-29      BBB-         1,000       952,129     6.30
 Cattaraugus County Industrial Development Agency,
  Civic Facil Rev Ref St Bonaventure Univ Proj Ser 1998A     5.000     09-15-13      BBB            660       600,870     5.49
 Dutchess County Resource Recovery Agency,
  Resource Recovery Rev Solid Waste Sys Ser A *** .......    5.450     01-01-14      AAA          1,000       989,610     5.51
  Solid Waste Mgmt Sys Rev Ser 1990 A ...................    7.500     01-01-09      AAA            250       258,150     7.26
 Glen Cove Housing Auth,
  Rev Sr Living Facil The Mayfair Proj ..................    8.250     10-01-26      BB+          1,000     1,096,060     7.53
 Islip Community Development Agency,
  Community Dev Rev Ref NY Institute of Technology Proj .    7.500     03-01-26      BB-          1,500     1,603,544     7.02
 Long Island Power Auth,
  Elec Sys Rev Ser 1998A ................................     Zero     12-01-16      AAA          2,250       860,557     5.65
 Metropolitan Transportation Auth,
  Commuter Facil Rev 1987 Serv Contract Ser 3 ...........    7.375     07-01-08      Baa1         1,000     1,122,810     6.57
  Commuter Facil Rev 1992 Serv Contract Ser N ...........    7.125     07-01-09      BBB+         1,000     1,077,750     6.61
 New York City Housing Development Corp,
  Multi-Family Mtg Rev FHA Ins Mtg Ln 1993 Ser A ........    6.550     10-01-15      AAA          1,000     1,054,480     6.21
 New York City Industrial Development Agency,
  Brooklyn Navy Yard Cogen Partners .....................    6.200     10-01-22      BBB-         1,000     1,013,480     6.12
  Civic Facil Rev College of New Rochelle Proj ..........    5.750     09-01-17      Baa2         1,000       981,330     5.86
  Rev Ref LaGuardia Assoc LP Proj .......................    6.000     11-01-28      BB+            500       476,264     6.30
  Spec Facil Rev 1990 American Airlines Inc Proj ........    5.400     07-01-19      BBB-           250       230,812     5.85
 New York City Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Fiscal 1996 Ser B ...................    6.250     06-15-20      AAA          1,000     1,098,250     5.69
  Wtr & Swr Sys Rev Ref Ser 1997B .......................    5.250     06-15-29      AAA          1,000       933,060     5.63
  Water & Swr Sys Rev Ref Ser 1997B .....................    5.250     06-15-29      A              300       276,305     5.70
 New York City Trans Authority,
  Metropolitan Transportation Auth Triborough ...........    5.250     01-01-29      AAA          1,750     1,633,554     5.62
 New York Local Government Assistance Corp,
  Rev Ref 1993 Ser C ....................................    5.500     04-01-17      A+           1,000     1,001,070     5.49
  Rev Ref Cap Apprec Ser 1993 C .........................     Zero     04-01-14      AAA          1,100       496,485     5.53



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


                                                                                               PAR VALUE                 YIELD
                                                          INTEREST     MATURITY     CREDIT       (000s        MARKET      AT
STATE, ISSUER, DESCRIPTION                                  RATE         DATE       RATING*     OMITTED)      VALUE      MARKET +
--------------------------                                --------     --------     -------    ---------      ------     --------

New York (continued)
 New York State Dormitory Auth,
  City Univ Rev Iss Ser U Unref Bal .....................   6.375%     07-01-08      BBB+        $210        $222,493     6.02%
  Genessee Valley Presbyterian Nursing Center
   FHA-Ins Mtg Rev Ser 1992B ............................   6.850      08-01-16      AA           250         263,833     6.49
  KMH Homes Inc FHA-Ins Mtg Rev Ser 1991 ................   6.950      08-01-31      AA         1,200       1,258,176     6.63
  Manhattanville College Ins Rev Ser 1990 ...............   7.500      07-01-22      AAA          305         320,424     7.14
  Muni Health Facil Imp Prog Lease Rev Ser 1 ............   4.750      01-15-29      AAA        2,000       1,702,840     5.58
  Nyack Hosp Rev Ser 1996 ...............................   6.250      07-01-13      Baa          500         504,640     6.19
  State Univ Ed Facil Rev Ser 1990A .....................   7.700      05-15-12      A-           300         314,211     7.35
  State Univ Ed Facil Rev Ser 1993A .....................   5.500      05-15-19      A-         2,000       1,965,220     5.60
  State Univ Ed Facil Rev Ser 1993A .....................   5.250      05-15-15      AAA        1,000         983,130     5.34
  United Hlth Serv Inc FHA-Ins Mtg Rev Ser 1989 .........   7.350      08-01-29      AAA          200         206,868     7.11
  Univ of Rochester Rev Ser 1987 Unref Bal ..............   6.500      07-01-09      A+            20          20,241     6.42
  Univ of Rochester Rev Ser B ** ........................   5.625      07-01-24      A+         1,000         977,030     5.76
 New York State Energy Research and Development Auth,
  Elec Facil Rev Ser 1994A Long Island Lighting Co ......   5.300      10-01-24      A-         1,000         917,020     5.78
 New York State Environmental Facilities Corp,
  State Wtr Poll Control Rev Rites Ser PA-174 ...........   9.920#     06-15-11      AAA          500         613,750     8.08
  State Wtr Poll Control Revolving Fund Rev Ser 1990A ...   7.500      06-15-12      AA           630         658,778     7.17
  State Wtr Poll Control Revolving Fund Rev Ser 1991E
   Unref Bal ............................................   6.875      06-15-11      AA+           40          42,422     6.48
 New York State Housing Finance Agency,
  Ins Multi-Family Mtg Hsg 1992 Ser C ...................   6.450      08-15-14      AAA          500         521,225     6.19
  Ins Multi-Family Mtg Hsg 1994 Ser B ...................   6.250      08-15-14      AAA          735         776,204     5.92
  Ins Multi-Family Mtg Hsg 1994 Ser C ...................   6.450      08-15-14      Aa1        1,000       1,058,870     6.09
 New York State Medical Care Facilities Finance Agency,
  Hosp & Nursing Home Ins Mtg Rev 1992 Ser B Preref .....   6.950      02-15-32      AA           170         183,513     6.44
  Hosp & Nursing Home Ins Mtg Rev 1992 Ser B Unref Bal ..   6.950      02-15-32      AA           830         895,977     6.44
  Mental Hlth Serv Facil Imp Rev 1990 Ser B Preref ......   7.875      08-15-20      AAA          175         185,084     7.45
  Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal ...   7.875      08-15-20      A-            65          68,357     7.49
  Mental Hlth Serv Facil Imp Rev 1991 Ser A Unref Bal ...   7.750      08-15-11      A3            20          21,241     7.30
  Mental Hlth Serv Facil Imp Rev 1991 Ser B Preref ......   7.625      08-15-17      A-            80          85,810     7.11
  Mental Hlth Serv Facil Imp Rev 1991 Ser B Unref Bal ...   7.625      08-15-17      A-           165         178,672     7.04
  Mental Hlth Serv Facil Imp Rev 1991 Ser C Unref Bal ...   7.300      02-15-21      A3            35          37,332     6.84
  Rev Mental Hlth Serv 1994 Ser E Preref ................   6.250      08-15-19      AAA        1,470       1,608,048     5.71
  Rev  Mental Hlth Serv 1994 Ser E Unref Bal ............   6.250      08-15-19      AAA           30          30,953     6.06
 New York State Mortgage Agency,
  Homeowner Mtg Rev Ser 27 ..............................   6.900      04-01-15      Aa2        1,175       1,255,300     6.46
  Homeowner Mtg Rev Ser 28 ..............................   7.050      10-01-23      Aa2          500         522,160     6.75
  Homeowner Mtg Rev Ser 57 ..............................   6.300      10-01-17      Aa2          500         522,665     6.03
  Homeowner Mtg Rev Ser EE-4 ............................   7.800      10-01-13      Aa2          300         310,551     7.53
  Homeowner Mtg Rev Ser JJ ..............................   7.500      10-01-17      Aa2          330         337,168     7.34
  Homeowner Mtg Rev Ser VV ..............................   7.375      10-01-11      Aa2           70          73,077     7.06
 New York State Power Auth,
  Gen Purpose Ser W .....................................   6.500      01-01-08      AAA          250         272,748     5.96


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


                                                                                               PAR VALUE                 YIELD
                                                          INTEREST     MATURITY     CREDIT       (000s        MARKET      AT
STATE, ISSUER, DESCRIPTION                                  RATE         DATE       RATING*     OMITTED)      VALUE      MARKET +
--------------------------                                --------     --------     -------    ---------      ------     --------

New York (continued)
 New York State Urban Development Corp,
  Rev Ser 7 Correctional Cap Facil Proj..................    5.700%    01-01-16      BBB+        $500        $498,380    5.72%
 New York, City of,
  GO Fiscal 1991 Ser B ..................................    8.250     06-01-07      A-           200         240,674    6.86
  GO Fiscal 1991 Ser D Preref ...........................    8.000     08-01-04      A-           245         265,781    7.37
  GO Fiscal 1991 Ser D Unref Bal ........................    8.000     08-01-04      A-             5           5,387    7.43
  GO Fiscal 1991 Ser F Preref ...........................    8.200     11-15-03      AAA          230         252,754    7.46
  GO Fiscal 1991 Ser F Unref Bal ........................    8.200     11-15-03      A-            20          21,807    7.52
  GO Fiscal 1992 Ser A Preref ...........................    7.750     08-15-12      A-             5           5,410    7.16
  GO Fiscal 1992 Ser B Unref Bal ........................    7.000     10-01-13      A-            10          10,762    6.50
  GO Fiscal 1992 Ser C Preref ...........................    7.500     08-01-21      A-            20          22,046    6.80
  GO Fiscal 1992 Ser H Unref Bal ........................    7.000     02-01-22      A-            25          26,592    6.58
  GO Fiscal 1996 Ser C ..................................    5.875     02-01-16      A-         1,000       1,017,640    5.77
  GO Fiscal 1996 Ser G ..................................    5.750     02-01-17      A-         1,000       1,005,910    5.72
  GO Fiscal 1998 Ser J ..................................    5.300     08-01-24      A-         1,000         925,810    5.72
 New York, State of,
  GO Environmental Quality Fiscal 1994 ..................    6.500     12-01-14      A          1,000       1,109,330    5.86
 Onondaga County Industrial Development Agency,
  Civic Facil Rev 1993 Ser B Community Gen Hosp of
   Greater Syracuse Proj ................................    6.625     01-01-18      BBB          895         912,354    6.50
 Port Auth of New York and New Jersey,
  Spec Proj KIAC Partners Proj Ser 4 ....................    6.750     10-01-19      BBB        2,500       2,691,800    6.27
 Rensselaer County Industrial Development Agency,
  Civic Fac Rev Polytechnic Institute Dormitory Proj
   Ser 1999 A ...........................................    5.125     08-01-29      A+         1,000         905,920    5.66
 Suffolk County Industrial Development Agency,
  Rev Ref Nissequogue Cogen Partners Facil ..............    5.500     01-01-23      BBB-         500         465,225    5.91
 Triborough Bridge & Tunnel Auth,
  Gen Purpose Rev Ref Ser 1993A .........................    5.125     01-01-22      A+         1,000         921,870    5.56
  Gen Purpose Rev  Ser 1993 .............................     Zero     01-01-21      AAA        1,500         447,585    5.75
  Gen Purpose Rev Ref Ser 1997A .........................    5.250     01-01-28      A+         1,000         925,160    5.67
  Spec Oblig Ref Ser 1991B ..............................    6.875     01-01-15      A-           500         524,915    6.55
                                                                                                          -----------
                                                                                                           50,875,713
                                                                                                          -----------
Puerto Rico (7.78%)
 Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth
   of Puerto Rico .......................................    8.270#    07-01-11      AAA        2,000       2,307,500    7.17
 Puerto Rico Public Building Auth,
  Rev Gtd Govt Facil Ser A ..............................    6.250     07-01-12      AAA        1,110       1,223,531    5.67
 Puerto Rico, Commonwealth of,
 GO Cap Apprec Ref Pub Imp Ser 1998 .....................     Zero     07-01-14      A          2,000         884,080    5.58
                                                                                                          -----------
                                                                                                            4,415,111
                                                                                                          -----------
Virgin Islands (1.75%)
 Virgin Islands Public Finance Auth,
  Rev Sub Lien Fund Ln Notes Ser 1998E ..................    5.875     10-01-18      BB+        1,000         992,020    5.92
                                                                                                          -----------
                                                        TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                      (Cost $55,988,865)     (100.75%)     57,176,854
                                                                                              -------     -----------
                                                       OTHER ASSETS AND LIABILITIES, NET       (0.75%)       (427,508)
                                                                                              -------     -----------
                                                                        TOTAL NET ASSETS     (100.00%)    $56,749,346
                                                                                             ========     ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund



NOTES TO SCHEDULE OF INVESTMENTS

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** This security having an aggregate value of $977,030 or 1.72% of the Fund's net assets, has been purchased as a forward commitment - that is, the Fund has agreed on trade date to take delivery of and make payment for such security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security are fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $1,030,876 of Puerto Rico Aqueduct and Sewer Auth, 8.27%, 07-01-11, has been segregated to cover the forward commitment.

*** This security having an aggregate value of $989,610 or 1.74% of the Fund's net assets, has been purchased on a when-issued basis. The purchase price and the interest rate of such security are fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitment. Accordingly, the market value of $965,689 of Puerto Rico Aqueduct and Sewer Auth, 8.270%, 07-01-11, has been segregated to cover the when-issued commitment.

  + The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

 # Represents rate in effect on August 31, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - New York Tax-Free Income Fund


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The New York Tax-Free Income Fund invests primarily in securities issued by the state of New York and its various political subdivisions. The performance of the Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the Fund's investments at August 31, 1999 assigned to the various sector categories.

                                                                 MARKET VALUE
                                                               AS A PERCENTAGE
                                                                  OF FUND'S
SECTOR DISTRIBUTION                                               NET ASSETS
-------------------                                            ---------------

General Obligation ..........................................       12.36%
Revenue Bonds - Authority ...................................        1.75
Revenue Bonds - Combined ....................................        0.56
Revenue Bonds - Education ...................................       13.02
Revenue Bonds - Electric ....................................        8.36
Revenue Bonds - Environment .................................        1.08
Revenue Bonds - General Purpose .............................        3.25
Revenue Bonds - Health ......................................       17.60
Revenue Bonds - Housing .....................................       13.26
Revenue Bonds - Industrial Development ......................        6.51
Revenue Bonds - Other .......................................        3.52
Revenue Bonds - Solid Waste Disposal ........................        2.20
Revenue Bonds - Transportation ..............................        8.47
Revenue Bonds - Water & Sewer ...............................        8.81
                                                               ----------
                             TOTAL TAX-EXEMPT LONG-TERM BONDS      100.75%
                                                               ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - New York Tax-Free Income Fund


NOTE A -

ACCOUNTING POLICIES

John Hancock Tax-Exempt Series Fund (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock New York Tax-Free Income Fund (the "Fund") and John Hancock Massachusetts Tax-Free Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and New York personal income taxes as is consistent with preservation of capital.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Fund issued Class C shares for the first time on April 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Trustees may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. Additionally, net capital losses of $121,281 attributable to security transactions occurring after October 31, 1998 are treated as arising on the first day (September 1, 1999) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - New York Tax-Free Income Fund


the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended August 31, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

         At August 31, 1999, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase or sell options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options will be valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use options contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - New York Tax-Free Income Fund


exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter options contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statement of Assets and Liabilities.

         There were no written option transactions for the year ended August 31, 1999.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present
investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.450% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.400% of the next $250,000,000 and (e) 0.300% of the Fund's average  daily net asset  value in excess of  $1,250,000,000.

         The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.70%, 1.40% and 1.40% of the average net assets attributable to Class A, Class B and Class C, respectively. Accordingly, for the year ended August 31, 1999, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $200,539. This limitation may be discontinued at any time.

         The Fund has an agreement with its custodian bank under which $25,319 of custodian fees have been reduced by balance credits applied during the year ended August 31, 1999. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $90,254. Out of this amount, $17,861 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $32,201 was paid as sales commissions to unrelated broker-dealers and $40,192 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 1999 the contingent deferred sales charges received by JH Funds amounted to $103,127.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended August 31, 1999, there were no contingent deferred sales charges.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - New York Tax-Free Income Fund


expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 1999, aggregated $34,920,053 and $33,035,326, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 1999.

         The cost of investments owned at August 31, 1999 for federal income tax purposes was $55,988,865. Gross unrealized appreciation and depreciation of investments aggregated $2,117,196 and $929,207, respectively, resulting in net unrealized appreciation of $1,187,989.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $68, an increase in undistributed net investment income of $2,536 and a decrease in capital paid-in of $2,604. This represents the amount necessary to report balances on a tax basis, excluding certain temporary differences, as of August 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

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               John Hancock Funds - New York Tax-Free Income Fund


REPORT OF INDEPENDENT Accountants
To the Shareholders and Board of Trustees of John Hancock New York Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for credit ratings and yields at market), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock New York Tax-Free Income Fund (the "Fund") at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
-----------------------------
Boston, Massachusetts
October 8, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 1999.

         None of the 1999 income dividends qualify for the corporate dividends received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 99.99% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 12.85%.

         None of the income dividends were derived from U.S. Treasury Bills.

         For specific information on exception provisions in your state, consult your local state tax office or your tax advisor.

         The Fund has designated $468,904 as a long-term capital gain dividend. These amounts were reported on the 1998 U.S. Treasury Form 1099-DIV.

         Shareholders will receive a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the total of all distributions which are taxable for calendar year 1999.

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         This report is for the information of shareholders of the John Hancock
New York Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


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